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                    VANGUARD(R) LIMITED-TERM TAX-EXEMPT FUND
               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 9, 2001

On March 16, 2001, the board of trustees of Vanguard Municipal Bond Funds authorized Vanguard Limited-Term Tax-Exempt Fund to invest in securities with maturities beyond ten years. The Fund will continue to maintain a dollar-weighted average nominal maturity of two to six years.

(C)2001 The Vanguard Group, Inc. All rights reserved.                PS95 032001
Vanguard Marketing Corporation, Distributor.